UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-12

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Annual Stockholder Meeting to Be Held on April 25, 2018.

Meeting Information
TCF FINANCIAL CORPORATION	Meeting Type: For holders as of:	Annual Meeting February 26, 2018
Date: April 25, 2018 Time: 4:00 p.m., Central Time
TCF FINANCIAL CORPORATION 200 LAKE STREET EAST MAIL CODE EX0-01-G WAYZATA, MN 55391	Location:	Marriott Minneapolis West 9960 Wayzata Boulevard St. Louis Park, MN 55426
Attending The Meeting: If you plan to attend the Meeting, you will be required to present a valid form of photo identification to be admitted.
Directions:
* From I-169, exit on Betty Crocker Drive/Shelard Parkway
* Go west and follow Shelard Parkway 3/4 mile to hotel located on left

You are receiving this communication because you hold shares in TCF Financial Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

This Notice also constitutes notice of the 2018 Annual Meeting of Stockholders.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend the Meeting, you will be required to present a valid form of photo identification to be admitted. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following:

1.	Election of 13 Directors, each to serve a one-year term

Nominees:

01)	Peter Bell	08)	Richard H. King
02)	William F. Bieber	09)	Vance K. Opperman
03)	Theodore J. Bigos	10)	James M. Ramstad
04)	Craig R. Dahl	11)	Roger J. Sit
05)	Karen L. Grandstrand	12)	Julie H. Sullivan
06)	Thomas F. Jasper	13)	Barry N. Winslow
07)	George G. Johnson

The Board of Directors recommends you vote FOR the following proposals:

2.	Approve the Amended and Restated TCF Financial 2015 Omnibus Incentive Plan to Increase the Number of Shares Authorized by 4 Million Shares.

3.	Approve the Amended and Restated Directors Stock Grant Program to Increase the Value of the Annual Grant of Restricted Stock to $55,000.

4.	Advisory (Non-Binding) Vote to Approve Executive Compensation as Disclosed in the Proxy Statement.

5.	Advisory (Non-Binding) Vote to Ratify the Appointment of KPMG LLP as Independent Registered Public Accountants for 2018.

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